Exhibit 99 to Form 4
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1.  Name and Address of Reporting Person*
Whitebox Convertible Arbitrage Advisors, LLC
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Convertible Arbitrage Partners, LP
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    (Last)                 (First)               (Middle)
----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Convertible Arbitrage Fund, L.P.
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Convertible Arbitrage Fund, Ltd.
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Hedged High Yield Advisors, LLC
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Hedged High Yield Partners, LP
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Hedged High Yield Fund, L.P.
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Hedged High Yield Fund, Ltd.
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Intermarket Advisors, LLC
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Intermarket Partners, LP
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Intermarket Fund, L.P.
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Whitebox Intermarket Fund, Ltd.
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
AJR Financial, LLC
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Pandora Select Advisors, LLC
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Pandora Select Partners, LP
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Pandora Select Fund, L.P.
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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1.  Name and Address of Reporting Person*
Pandora Select Fund, Ltd.
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    (Last)                 (First)               (Middle)
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                           (Street)
3033 Excelsior Boulevard, Suite 300
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    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
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